                      SECURITIES AND EXCHANGE COMMISSION

                           Washington, D.C.  20549



                         ----------------------------


                                   FORM 8-K



                                CURRENT REPORT



                      Pursuant to Section 13 or 15(d) of
                     the Securities Exchange Act of 1934


                         ----------------------------

Date of Report
(Date of earliest
event reported):                June 6, 1995


                               David White, Inc.
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             (Exact name of registrant as specified in its charter)


     Wisconsin                          0-3555                 39-0967642
- -------------------                 ---------------       ---------------------
  (State of                        (Commission file           (IRS Employer
Incorporation)                          number)            Identification No.)


             11711 River Lane, Germantown, Wisconsin  53022-8207
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         (Address of principal executive offices including zip code)

                               (414)  251-8100
                        -----------------------------
                       (Registrant's telephone number)



                              Page 1 of 4 pages.
                           Exhibit Index on page 4.

Item 2.  Acquisition or Disposition of Assets.

        On June 6, 1995, David White, Inc. (the "Company") entered into an agreement with HRA Holding Company ("HRA"), Hans-Rudolf Ammann ("Mr. Ammann") and Thomas Ammann pursuant to which the Company sold all of its interest in its Swiss subsidiary, Ammann Lasertechnik, AG ("ALAG"), to HRA. HRA is a Swiss entity owned and controlled by Mr. Ammann. Prior to the sale, the Company owned 90% of the issued and outstanding capital stock of ALAG. Until the date of this transaction, Mr. Ammann was a member of the Company's Board of Directors.

        In exchange for the sale of its ALAG stock, the Company received 70,500 shares of Company stock formerly owned by Mr. Ammann and Thomas Ammann, as well as $300,000 (U.S.) in cash and cash equivalents. In connection with the transaction, the Company also entered into a Reciprocal Supply Agreement and Technology Transfer Agreement with ALAG. Under the Reciprocal Supply Agreement, ALAG agreed to supply its products to the Company for two years for distribution in connection with the Company's business, and the Company agreed to supply its products to ALAG for two years for distribution in connection with ALAG's business. Under the Technology Transfer Agreement, ALAG assigned certain patent rights to the Company (valued at $200,000), and the Company granted ALAG a non-exclusive license to make, use and sell products covered by the patents. ALAG agreed to pay the Company a royalty of $25,000 per year for ten years in consideration of the license. In connection with these agreements, the Company and Mr. Ammann also agreed to cancel Mr. Ammann's 4,000 stock options for Company stock, and Mr. Ammann resigned from the Company's Board of Directors.

        The consideration received for the ALAG shares was determined through negotiations with Mr. Ammann. The goal of the Company and its Board of Directors was to receive consideration at least equal to the fair market value of the ALAG stock, and the consideration received by the Company exceeded the net worth of ALAG at the time of sale. The value of the redeemed shares was determined by the average of the closing bid and ask price multiplied by the number of shares redeemed as of May 31, 1995.

        Item 7.  Exhibits.

            27 Audited balance sheet as of the end of the most recent fiscal year [Incorporated by reference to pages 5 through 11 of Exhibit No. 13 to the Annual Report on Form 10-KSB for 1994 dated March 30, 1995 as filed by the Company with the Securities and Exchange Commission].

          27.1 Audited statements of income, cash flows and changes in stockholders' equity for each of the two




                                    Page 2
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                 fiscal years preceding the date of the audited balance
                 sheet as of the end of the most recent fiscal year [Incorporated by reference to pages 6 through 11 of Exhibit No. 13 to the Annual Report on Form 10-KSB for 1994 dated March 30, 1995 as filed by the Company with the Securities and Exchange Commission, and by reference to pages 6 through 11 of
                 Exhibit 13 to the Annual Report on Form 10-KSB for 1993 dated March 30, 1994 as filed by the Company with the Securities and Exchange Commission].

                                  SIGNATURE

        Pursuant to the requirements of the Securities Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        DAVID WHITE, INC.


Dated: June 20, 1995                 By:    Tony L. Mihalovich
                                         ----------------------------
                                            Tony L. Mihalovich
                                              President and Chief
                                              Executive Officer

                     EXHIBIT INDEX


                                            SEQUENTIAL PAGE
EXHIBIT NUMBER                                   NUMBER
- --------------                               ----------------
  27   Audited balance sheet as of the end         N/A
       of the most recent fiscal year
       [Incorporated by reference to pages
       5 through 11 of Exhibit No. 13 to the
       Annual Report on Form 10-KSB for 1994
       dated March 30, 1995 as filed by the
       Company with the Securities and Exchange
       Commission].

27.1   Audited statements of income, cash          N/A
       flows and changes in stockholders'
       equity for each of the two fiscal
       years preceding the date of the
       audited balance sheet as of the
       end of the most recent fiscal year
       [Incorporated by reference to pages
       6 through 11 of Exhibit No. 13 to the
       Annual Report on Form 10-KSB for 1994
       dated March 30, 1995 as filed by the
       Company with the Securities and Exchange
       Commission, and by reference to pages
       6 through 11 of Exhibit No. 13 to the
       Annual Report on Form 10-KSB for 1993
       dated March 30, 1994 as filed by the
       Company with the Securities and Exchange
       Commission].





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